                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

        i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

        ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

        iii. The Waiver will not apply to cash collateral for securities lending.

        For purposes of the paragraph above, the following terms shall have the following meanings:

        (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

        (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

        (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO     INVESCO BOND FUND
COUNSELOR SERIES TRUST)                 INVESCO CALIFORNIA VALUE MUNICIPAL
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS) INCOME TRUST
AIM FUNDS GROUP (INVESCO FUNDS GROUP)   INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM GROWTH SERIES (INVESCO GROWTH       FUND
SERIES)                                 INVESCO EXCHANGE FUND
AIM INTERNATIONAL MUTUAL FUNDS          INVESCO HIGH INCOME TRUST II
(INVESCO INTERNATIONAL MUTUAL FUNDS)    INVESCO MANAGEMENT TRUST
AIM INVESTMENT FUNDS (INVESCO           INVESCO MUNICIPAL INCOME OPPORTUNITIES
INVESTMENT FUNDS)                       TRUST
AIM INVESTMENT SECURITIES FUNDS         INVESCO MUNICIPAL OPPORTUNITY TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)   INVESCO MUNICIPAL TRUST
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS) INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM TAX-EXEMPT FUNDS (INVESCO           INCOME TRUST
TAX-EXEMPT FUNDS)                       INVESCO QUALITY MUNICIPAL INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO   INVESCO SECURITIES TRUST
TREASURER'S SERIES TRUST)               INVESCO SENIOR INCOME TRUST
AIM VARIABLE INSURANCE FUNDS (INVESCO   INVESCO TRUST FOR INVESTMENT GRADE
VARIABLE INSURANCE FUNDS)               MUNICIPALS
INVESCO ADVANTAGE MUNICIPAL INCOME      INVESCO TRUST FOR INVESTMENT GRADE NEW
TRUST II                                YORK MUNICIPALS
                                        INVESCO VALUE MUNICIPAL INCOME TRUST

    on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

    By:           /s/ John M. Zerr
                  ------------------------------
    Title:        Senior Vice President

    INVESCO ADVISERS, INC.

    By:           /s/ John M. Zerr
                  ------------------------------
    Title:        Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

  AIM COUNSELOR
  SERIES TRUST
  (INVESCO COUNSELOR                                                EXPIRATION
  SERIES TRUST)               WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
  ------------------       ------------------------  -------------- ----------
  Invesco Strategic Real      Invesco will waive
    Return Fund              advisory fees in an
                             amount equal to the
                           advisory fees earned on
                            underlying affiliated
                                 investments           4/30/2014    06/30/2018

  AIM INVESTMENT
  FUNDS (INVESCO                                                    EXPIRATION
  INVESTMENT FUNDS            WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
  ----------------         ------------------------  -------------- ----------
  Invesco Balanced-Risk       Invesco will waive
    Commodity Strategy       advisory fees in an
    Fund                     amount equal to the
                           advisory fees earned on
                            underlying affiliated
                                 investments            02/24/15    06/30/2018

  Invesco Global Targeted     Invesco will waive
    Returns Fund             advisory fees in an
                             amount equal to the
                           advisory fees earned on
                            underlying affiliated
                                 investments           12/17/2013   06/30/2018

  Invesco Strategic           Invesco will waive
    Income Fund              advisory fees in an
                             amount equal to the
                           advisory fees earned on
                            underlying affiliated
                                 investments            5/2/2014    06/30/2018

  Invesco Unconstrained       Invesco will waive
    Bond Fund                advisory fees in an
                             amount equal to the
                           advisory fees earned on
                            underlying affiliated
                                 investments           10/14/2014   06/30/2018

  AIM TREASURER'S
  SERIES TRUST
  (INVESCO TREASURER'S                                              EXPIRATION
  SERIES TRUST)               WAIVER DESCRIPTION     EFFECTIVE DATE    DATE
  --------------------     ------------------------  -------------- ----------
  Premier Portfolio        Invesco will waive
                           advisory fees in the
                           amount of 0.07% of the
                           Fund's average daily net
                           assets                       2/1/2011    12/31/2016

  Premier U.S.             Invesco will waive
    Government Money       advisory fees in the
    Portfolio              amount of 0.07% of the
                           Fund's average daily net
                           assets                       2/1/2011    12/31/2016

  Premier Tax-Exempt       Invesco will waive
    Portfolio              advisory fees in the
                           amount of 0.05% of the
                           Fund's average daily net
                           assets                      06/01/2016   05/31/2017

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                      EFFECTIVE DATE   COMMITTED UNTIL
---------                                    ------------------ ---------------
Invesco American Franchise Fund              February 12, 2010   June 30, 2018
Invesco California Tax-Free Income Fund      February 12, 2010   June 30, 2018
Invesco Core Plus Bond Fund                     June 2, 2009     June 30, 2018
Invesco Equally-Weighted S&P 500 Fund        February 12, 2010   June 30, 2018
Invesco Equity and Income Fund               February 12, 2010   June 30, 2018
Invesco Floating Rate Fund                      July 1, 2007     June 30, 2018
Invesco Global Real Estate Income Fund          July 1, 2007     June 30, 2018
Invesco Growth and Income Fund               February 12, 2010   June 30, 2018
Invesco Low Volatility Equity Yield Fund        July 1, 2007     June 30, 2018
Invesco Pennsylvania Tax Free Income Fund    February 12, 2010   June 30, 2018
Invesco S&P 500 Index Fund                   February 12, 2010   June 30, 2018
Invesco Short Duration High Yield Municipal
  Fund                                       September 30, 2015  June 30, 2018
Invesco Small Cap Discovery Fund             February 12, 2010   June 30, 2018
Invesco Strategic Real Return Fund             April 30, 2014    June 30, 2018

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                        EFFECTIVE DATE COMMITTED UNTIL
---------                                        -------------- ---------------
Invesco Charter Fund                              July 1, 2007   June 30, 2018
Invesco Diversified Dividend Fund                 July 1, 2007   June 30, 2018
Invesco Summit Fund                               July 1, 2007   June 30, 2018

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                             EFFECTIVE DATE COMMITTED UNTIL
----                                             -------------- ---------------
Invesco European Small Company Fund               July 1, 2007   June 30, 2018
Invesco Global Core Equity Fund                   July 1, 2007   June 30, 2018
Invesco International Small Company Fund          July 1, 2007   June 30, 2018
Invesco Small Cap Equity Fund                     July 1, 2007   June 30, 2018

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Alternative Strategies Fund           October 14, 2014   June 30, 2018
Invesco Convertible Securities Fund           February 12, 2010  June 30, 2018
Invesco Global Low Volatility Equity Yield
  Fund                                          July 1, 2007     June 30, 2018
Invesco Mid Cap Core Equity Fund                July 1, 2007     June 30, 2018
Invesco Multi-Asset Inflation Fund            October 14, 2014   June 30, 2018
Invesco Small Cap Growth Fund                   July 1, 2007     June 30, 2018
Invesco U.S. Mortgage Fund                    February 12, 2010  June 30, 2018

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                           EFFECTIVE DATE   COMMITTED UNTIL
----                                          ----------------- ---------------
Invesco Asia Pacific Growth Fund                July 1, 2007     June 30, 2018
Invesco European Growth Fund                    July 1, 2007     June 30, 2018
Invesco Global Growth Fund                      July 1, 2007     June 30, 2018
Invesco Global Opportunities Fund              August 3, 2012    June 30, 2018
Invesco Global Small & Mid Cap Growth Fund      July 1, 2007     June 30, 2018
Invesco Global Sustainable Equity Fund          June 30, 2016    June 30, 2018
Invesco International Companies Fund          December 21, 2015  June 30, 2018
Invesco International Core Equity Fund          July 1, 2007     June 30, 2018
Invesco International Growth Fund               July 1, 2007     June 30, 2018
Invesco Select Opportunities Fund              August 3, 2012    June 30, 2018

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                         ----------------- ---------------
Invesco American Value Fund                  February 12, 2010  June 30, 2018
Invesco Comstock Fund                        February 12, 2010  June 30, 2018
Invesco Energy Fund                            July 1, 2007     June 30, 2018
Invesco Dividend Income Fund                   July 1, 2007     June 30, 2018
Invesco Gold & Precious Metals Fund            July 1, 2007     June 30, 2018
Invesco Mid Cap Growth Fund                  February 12, 2010  June 30, 2018
Invesco Small Cap Value Fund                 February 12, 2010  June 30, 2018
Invesco Technology Fund                        July 1, 2007     June 30, 2018
Invesco Technology Sector Fund               February 12, 2010  June 30, 2018
Invesco Value Opportunities Fund             February 12, 2010  June 30, 2018

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                         ----------------- ---------------
Invesco High Yield Municipal Fund            February 12, 2010  June 30, 2018
Invesco Intermediate Term Municipal Income
  Fund                                       February 12, 2010  June 30, 2018
Invesco Municipal Income Fund                February 12, 2010  June 30, 2018
Invesco New York Tax Free Income Fund        February 12, 2010  June 30, 2018
Invesco Tax-Exempt Cash Fund                   July 1, 2007     June 30, 2018
Invesco Limited Term Municipal Income Fund     July 1, 2007     June 30, 2018

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                         ----------------- ---------------
Invesco V.I. American Franchise Fund         February 12, 2010  June 30, 2018
Invesco V.I. American Value Fund             February 12, 2010  June 30, 2018
Invesco V.I. Balanced-Risk Allocation
  Fund/7/                                    December 22, 2010  June 30, 2018
Invesco V.I. Comstock Fund                   February 12, 2010  June 30, 2018
Invesco V.I. Core Equity Fund                  July 1, 2007     June 30, 2018
Invesco V.I. Core Plus Bond Fund              April 30, 2015    June 30, 2018
Invesco V.I. Diversified Dividend Fund       February 12, 2010  June 30, 2018
Invesco V.I. Equally-Weighted S&P 500 Fund   February 12, 2010  June 30, 2018
Invesco V.I. Equity and Income Fund          February 12, 2010  June 30, 2018
Invesco V.I. Global Core Equity Fund         February 12, 2010  June 30, 2018
Invesco V.I. Global Health Care Fund           July 1, 2007     June 30, 2018
Invesco V.I. Global Real Estate Fund           July 1, 2007     June 30, 2018
Invesco V.I. Government Money Market Fund      July 1, 2007     June 30, 2018
Invesco V.I. Government Securities Fund        July 1, 2007     June 30, 2018
Invesco V.I. Growth and Income Fund          February 12, 2010  June 30, 2018
Invesco V.I. High Yield Fund                   July 1, 2007     June 30, 2018
Invesco V.I. International Growth Fund         July 1, 2007     June 30, 2018
Invesco V.I. Managed Volatility Fund           July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Core Equity Fund          July 1, 2007     June 30, 2018
Invesco V.I. Mid Cap Growth Fund             February 12, 2010  June 30, 2018
Invesco V.I. S&P 500 Index Fund              February 12, 2010  June 30, 2018
Invesco V.I. Small Cap Equity Fund             July 1, 2007     June 30, 2018
Invesco V.I. Technology Fund                   July 1, 2007     June 30, 2018
Invesco V.I. Value Opportunities Fund          July 1, 2007     June 30, 2018

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                          EFFECTIVE DATE   COMMITTED UNTIL
----                                        ------------------ ---------------
Invesco Exchange Fund                       September 30, 2015  June 30, 2018

                           INVESCO SECURITIES TRUST

FUND                                         EFFECTIVE DATE  COMMITTED UNTIL
----                                        ---------------- ---------------
Invesco Balanced-Risk Aggressive
  Allocation Fund/8/                        January 16, 2013  June 30, 2018

                           INVESCO MANAGEMENT TRUST

FUND                                        EFFECTIVE DATE COMMITTED UNTIL
----                                        -------------- ---------------
Invesco Conservative Income Fund             July 1, 2014   June 30, 2018

                               CLOSED-END FUNDS

FUND                                        EFFECTIVE DATE  COMMITTED UNTIL
----                                        --------------- ---------------
Invesco Advantage Municipal Income Trust II  May 15, 2012    June 30, 2018
Invesco Bond Fund                           August 26, 2015  June 30, 2018
Invesco California Value Municipal Income
  Trust                                      May 15, 2012    June 30, 2018
Invesco Dynamic Credit Opportunities Fund    May 15, 2012    June 30, 2018
Invesco High Income Trust II                 May 15, 2012    June 30, 2018
Invesco Municipal Income Opportunities
  Trust                                     August 26, 2015  June 30, 2018
Invesco Municipal Opportunity Trust          May 15, 2012    June 30, 2018
Invesco Municipal Trust                      May 15, 2012    June 30, 2018
Invesco Pennsylvania Value Municipal
  Income Trust                               May 15, 2012    June 30, 2018
Invesco Quality Municipal Income Trust      August 26, 2015  June 30, 2018
Invesco Senior Income Trust                  May 15, 2012    June 30, 2018
Invesco Trust for Investment Grade
  Municipals                                 May 15, 2012    June 30, 2018
Invesco Trust for Investment Grade New
  York Municipals                            May 15, 2012    June 30, 2018
Invesco Value Municipal Income Trust         June 1, 2010    June 30, 2018

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.